SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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DOCUMENT SECURITY SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Rochester, New York

April 3, 2008

The annual meeting of the stockholders of Document Security Systems, Inc., will be held on Thursday, May 1, 2008, at 11:00 a.m. at the offices of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 for the purposes of:

1.	Electing seven directors to hold office until the next annual meeting of stockholders;

2.
To approve an amendment to the Document Security Systems, Inc. 2004 Employee Stock Option Plan that will, among other things, increase the number of shares of the Company’s Common Stock available for the grant of awards thereunder by an additional 500,000 shares;

3.
To approve an amendment to the Document Security Systems, Inc. 2004 Non-Executive Director Stock Option Plan that will, among other things, (i) increase the number of shares of the Company’s Common Stock available for the grant of awards thereunder by an additional 100,000 shares and (ii) increase the number of stock options awarded to non-employee directors in the annual grant of stock options;

4.	Considering and voting upon a proposal to ratify Freed Maxick & Battaglia, CPAs PC as the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and

5.	Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on March 17, 2008, will be entitled to vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614, during usual business hours, to the examination of any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

A copy of Document Security System’s Annual Report on Form 10-K for fiscal year ended December 31, 2007 accompanies this notice.

By Order of the Board of Directors

Robert Fagenson
Chairman of the Board

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 1, 2008

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposal on which our board of directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on Thursday, May 1, 2008 at 11:00 a.m. local time at 28 East Main Street, First Floor Conference Center, Rochester, New York 14614. It also gives you information on this proposal so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about April 7, 2008 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to Document Security Systems, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of common stock of the Company, par value $.02 per share (“Common Stock”), on March 17, 2008 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 13,654,364 shares of Common Stock outstanding on March 17, 2008. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page three (3) of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint David Wicker, Secretary of the Company, and/or Patrick White, Chief Executive Officer of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we suggest that you complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on the election of board of directors, amendments to the 2004 Non-Executive Director Stock Option Plan, amendments to the 2004 Employee Stock Option Plan and the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2008. We will also transact any other business that properly comes before the annual meeting.

How does the board of directors recommend that I vote?

Our board of directors unanimously recommends that the stockholders vote “for” the nominees for director, “for” the amendments to the 2004 Non-Executive Director Stock Option Plan, “for” the amendments to the 2004 Employee Stock Option Plan and “for” the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2008.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on March 17, 2008, your shares were registered directly in your name with our transfer agent, American Stock Transfer and Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If on March 17, 2008, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

(1)  You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the annual meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the seven (7) nominees to the board, all of whom are presently serving on the board;

•	to approve the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2008; and

•	according to the best judgment of either Mr. Wicker or Mr. White, if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)  You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name or in your name and you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors and the ratification of the Company’s independent registered public accountants.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote in the election are required to elect each director.

How many votes are required to amend the Stock Option Plans?

      The affirmative vote of a majority of the votes cast at the meeting of the shareholders by the holders of shares of Common Stock entitled to vote are required to amend the Stock Option Plans.

How many votes are required to ratify the Company’s independent registered public accountants?

The affirmative vote of a majority of the votes cast at the meeting of the stockholders by the holders of shares of common stock entitled to vote are required to ratify Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the year ending December 31, 2008.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

What happens if I don’t indicate how to vote my proxy?

If you just sign your proxy card without providing further instructions, your shares will be counted as a “for” vote for the nominees on the proxy card and as a “for” vote for the ratification of the Company’s independent registered public accountants for the fiscal year ending December 31, 2008.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at (585) 325-3610 or by sending a letter to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York, 14614, with any questions about proposals described in this proxy statement or how to execute your vote.

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DOCUMENT SECURITY SYSTEMS, INC.
28 EAST MAIN STREET, SUITE 1525
ROCHESTER, NEW YORK 14614

PROXY STATEMENT

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Document Security Systems, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the office premises of Document Security Systems, Inc., 28 East Main Street, First Floor Conference Center, Rochester, New York, 14614 on Thursday, May 1, 2008, at 11:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first mailed to stockholders on or about April 7, 2008.

REVOCABILITY OF PROXY

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail, and the Company will bear all attendant costs.

RECORD DATE

Stockholders of record at the close of business on March 17, 2008, will be entitled to vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, to-wit, David Wicker and Patrick White, or either one of them who acts, will vote:

(1)
FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2008 annual meeting of stockholders (or until successors are duly elected and qualified);

(2)
FOR amendments to the Document Security Systems, Inc. 2004 Employee Stock Option Plan that will, among other things, increase the number of shares of the Company’s Common Stock available for the grant of awards thereunder by an additional 500,000 shares;

(3)
FOR amendments to the Document Security Systems, Inc. 2004 Non-Executive Director Stock Option Plan that will, among other things, (i) increase the number of shares of the Company’s Common Stock available for the grant of awards thereunder by an additional 100,000 shares and (ii) increase the number of stock options awarded to non-employee directors in the annual grant of stock options;

(4)	FOR ratification of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accountants for the year ending December 31, 2008; and

(5)	According to their judgment, on the transaction of such other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominee to be unavailable.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of March 17, 2008, there were 13,654,364 shares of common stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of common stock held by them.

A majority of the outstanding shares present in person or represented by proxy will constitute a quorum at the meeting. Under New York state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominee for a director. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 17, 2008, the following persons were known to the Company who may, individually or as a group, be deemed to be the beneficial owners of more than 5% of the outstanding common stock, each having sole voting and dispositive power over such common stock, except as indicated in the footnotes hereto:

			Percentage of Outstanding
Name	Common Stock Owned		Common Stock Owned
Patrick White	826,100	(1)	6.1%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Vera Neuman	1,000,000		7.3%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Robert B. Fagenson	1,017,500	(2)	7.5%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Martin Vegh	1,000,000		7.3%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614
Charles M. LaLoggia	1,426,610		10.4%
c/o Document Security Systems
28 Main St. East, Suite 1525
Rochester, NY 14614

(1)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(2)
Includes 17,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of common stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of common stock held by his wife and the 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children.

SECURITY OWNERSHIP OF MANAGEMENT

The following table represents beneficial ownership of common stock by each director and nominee for election as a director, by each of the executive officers named in the Summary Compensation Table (see “Executive and Management Compensation” below), and by all current directors, nominees and executive officers as a group (each director, nominee and officer having sole voting and dispositive power over the shares listed opposite his name except as indicated in the footnotes hereto).

Unless otherwise noted, the security information is given as of March 17, 2008, and, in the case of percentage ownership, is based on 13,654,364 shares of common stock issued and outstanding.

			Percentage of Outstanding
Name	Common Stock Owned		Common Stock Owned
Patrick White	826,100	(1)	6.0%
Peter Ettinger	323,333	(2)	2.4%
David Wicker	164,833		1.2%
Philip Jones	67,500	(3)	Less than 1%
Timothy Ashman	22,600	(4)	Less than 1%
Robert B. Fagenson	1,017,500	(5)	7.4%
Ira A. Greenstein	17,500	(6)	Less than 1%
Alan E. Harrison	24,750	(7)	Less than 1%
All Executive Officers and Directors
(8 persons) as a Group	2,464,116	(8)	17.8%

(1)	Includes 30,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(2)
Includes 40,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 33,333 shares of restricted stock that vest in two equal installments in June 2008 and June 2009, and 250,000 shares of restricted stock that vests only upon a change in control of the Company or certain other material events to the Company.

(3)
Includes 42,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days and 25,000 shares of restricted stock that vests only upon a change in control of the Company or certain other material events to the Company.

(4)	Includes 20,000 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(5)
Includes 17,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days, 100,000 shares of common stock held by Mr. Fagenson’s wife and an aggregate of 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children. Mr. Fagenson disclaims beneficial ownership of the 100,000 shares of common stock held by his wife and the 100,000 shares of common stock held in trusts for Mr. Fagenson’s two adult children.

(6)	Consists of 17,500 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(7)	Includes of 23,750 shares of common stock issuable upon the exercise of stock options exercisable within 60 days.

(8)	Includes all shares of common stock and common stock issuable upon the exercise of stock options exercisable within 60 days held by the persons listed in the table above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
AND RELATED PERSON TRANSACTIONS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2007.

Review of Related Person Transactions

The Board of Directors adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Audit Committee. This policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Under the Policy, Company counsel will determine whether a transaction meets the requirements of a Related Person Transaction requiring review by the Committee. Transactions that fall within this definition will be referred to the Audit Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Audit Committee will decide whether or not to approve such transaction and will approve only those transactions that are in the best interests of the Company.

Transactions with Related Persons

On December 26, 2006, the Company sold 94 units at a price of $50,000 per unit for gross cash proceeds of $4,700,000, consisting of 552,720 unregistered shares of our common stock and five-year warrants to purchase up to an aggregate of 276,360 shares of our common stock, at an exercise price of $11.75 per share. A portion of the proceeds were generated by Fagenson & Co., Inc., acting as placement agent for the offering. Pursuant to the Company’s placement agent fee arrangement, in 2007, the Company paid approximately $230,000 to Fagenson and Co., Inc. Fagenson and Co., Inc. is a related party to Robert Fagenson, the Company’s Chairman of the Board of Directors and Lead Independent Director.

On January 4, 2008, the Company entered into a Credit Facility Agreement (the “Fagenson Credit Agreement”) with Fagenson and Co., Inc., as agent, a related party to Robert Fagenson, Chairman of the Company's Board of Directors. Under the Fagenson Credit Agreement, the Company can borrow up to a maximum of $3,000,000 from time to time up to and until January 4, 2010. The advances are generally limited to $400,000 unless otherwise mutually agreed upon by both parties per fiscal quarter, with the exception of $600,000 that can be advanced at any time for patent litigation related bills. Any amount borrowed by the Company pursuant to the Fagenson Credit Agreement will have an annual interest rate of 2% above LIBOR and will be secured by the Common Stock of Plastic Printing Professionals, Inc., the Company's wholly owned subsidiary. Interest is payable quarterly in arrears and the principal is payable in full at the end of the term under the Fagenson Credit Agreement. Under the terms of the agreement, the Company is required to comply with various covenants. On March 31, 2008, the balance of the Fagenson Credit Agreement was $840,000.

In addition, on January 4, 2008, the Company also entered into a Credit Facility Agreement (the “White Credit Agreement”) with Patrick White, the Company's Chief Executive Officer. Under the White Credit Agreement, the Company can borrow up to $600,000 from time to time up to and until January 4, 2010. Any amount borrowed by the Company pursuant to the White Credit Agreement will have an annual interest rate of 2% above LIBOR and will be secured by the accounts receivable of Document Security Systems, Inc. Interest is payable quarterly in arrears and the principal is payable in full at the End of the Term under the White Credit Agreement. Mr. White can accept common stock instead of cash upon default. Under the terms of the agreement, the Company is required to comply with various covenants. During the year ended December 31, 2007, Patrick White advanced the Company $300,000 pursuant to the credit facility while the terms of the credit facility agreement were being negotiated. On March 31, 2008, the balance of the White Credit Agreement was $450,000.

PROPOSAL 1 — ELECTION OF DIRECTORS
INFORMATION ABOUT THE NOMINEES

The Company’s By-laws currently specify that the number of Directors shall be at least three and no more than six persons, unless otherwise determined by a vote of the majority of the Board of Directors. In 2006, the Board voted to increase the size of the Board to seven, and the Company’s Board of Directors currently consists of seven persons. The Company’s By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table shows for each nominee and director continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”). Each director is elected or nominated to the Board of Directors until the following annual meeting of stockholders.

NOMINEES TO BE ELECTED TO SERVE AS DIRECTOR UNTIL
THE NEXT ANNUAL MEETING

Name	Age	Positions
Robert B. Fagenson	59	Chairman of the Board of Directors
Patrick White	54	Chief Executive Officer and Director
Peter Ettinger	52	President and Director
David Wicker	48	Vice President of Operations and Director
Timothy Ashman	65	Director
Ira A. Greenstein	47	Director
Alan E. Harrison	58	Director

The principal occupation and business experience for each executive officer and director, for at least the past five years, is as follows:

Patrick White has been Chief Executive Officer and Interim Chief Financial Officer of the Company since August 2002, was President of the Company from August 2002 until June 2006 and was Chairman of the Board of Directors of the Company from August 2002 until January 2008. A former financial services and printing industry executive, he had previously spent 23 years at Rochester Community Savings Bank, which was later acquired by Charter One Bank. During his tenure, the bank grew from an $800 million private thrift to a $4 billion publicly held institution. Since 1989, Mr. White acquired and operated four printing companies, updating his original traditional offset printing companies to a state-of-the-art digital imaging operation. Since 1990, he worked in the research and development of various optical deterrent document security technologies and began marketing security print products in 1994. He holds both a B.S. in Accounting and an MBA from Rochester Institute of Technology.

Peter Ettinger was named President of the Company in June 2006 and a Director in August 2006. Before joining Document Security Systems, Mr. Ettinger was partner of the Long Branch Group, LLC, a company focused on the development and implementation of corporate sales and marketing strategies for start-up companies. Prior to Long Branch, LLC, Mr. Ettinger was Senior Vice President of marketing for CityNet, a telecommunications company

David Wicker joined our company as Vice President of Operations in August 2002 and was named a Director in December 2007. Mr. Wicker serves as a Vice President of Operations of the Company, directing the technical operations behind our patented document security properties. Mr. Wicker is an active member of the Document Security Alliance, NASPO and an associate member of the National Association of Fraud Examiners. Prior to joining the Company, Mr. Wicker consulted for banknote and security printers and developed several security technologies in use worldwide today.

Timothy Ashman was appointed to our Board of Directors in January 2004. Mr. Ashman was employed by HSBC Bank USA, formerly Marine Midland Bank, from 1964 until his retirement as Vice President in 2001. During his career in banking, he concentrated in branch banking administration, commercial lending, and municipal finance and government banking. Mr. Ashman is a graduate of the University of Rochester, with a B.A. in Business Administration, and is also a graduate of the Stonier School of Banking at Rutgers University. Since his retirement in 2001, he has been a consultant to Raymond Wager, CPA, P.C., a Rochester, New York firm that specializes in auditing school districts, municipalities, and foundations.

Robert B. Fagenson is the Chairman and President of Fagenson & Co., Inc., a New York Stock Exchange member brokerage firm. Mr. Fagenson has been a Member of the New York Stock Exchange since 1973, and formerly served as a Director and Vice Chairman of the New York Stock Exchange. Mr. Fagenson also serves as a member of the Board of Directors of Cash Technologies Inc (AMEX: TQ). Mr. Fagenson was appointed to our Board of Directors in September 2004, and was named the Chairman of the Board in January 2008.

Ira A. Greenstein is President of IDT Corporation (NYSE: IDT), a provider of wholesale and retail telecommunications services. Prior to joining IDT in January 2000, Mr. Greenstein was a partner in the law firm of Morrison & Foerster LLP from February 1997 to November 1999, where he served as the chairman of the firm’s New York Office’s Business Department. Concurrent to his tenure at Morrison & Foerster, Mr. Greenstein served as General Counsel and Secretary of Net2Phone, Inc. from January 1999 to November 1999. Prior to 1997, Mr. Greenstein was an associate in the New York and Toronto offices of Skadden, Arps, Meagher & Flom LLP. Mr. Greenstein also served on the Securities Advisory Committee to the Ontario Securities Commission from 1992 through 1996. From 1991 to 1992, Mr. Greenstein served as counsel to the Ontario Securities Commission. Mr. Greenstein currently serves on the Board of Advisors of the Columbia Law School Center on Corporate Governance. Mr. Greenstein received a B.S. from Cornell University and a J.D. from Columbia University Law School. Mr. Greenstein was appointed to our Board of Directors in September 2004.

Alan E. Harrison was appointed to our Board of Directors in May 2003. For more than thirty years, Mr. Harrison has held a variety of positions with IKON Office Solutions, Inc., in Rochester, New York, focusing on color digital printing equipment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NAMED NOMINEES.

INFORMATION CONCERNING BOARD OF DIRECTORS

Compensation of Directors

Through December 31, 2006, each independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide) received $6,000 per year in compensation soon after the end of each fiscal year, so long as the Director attended at least 75% of the Board of Director meetings during such fiscal year, as well as reimbursement for travel expenses. Non-independent members of the Board of Directors do not receive cash compensation in any form, except for reimbursement of travel expenses. In order to attract and retain qualified persons to our board, in January 2004, we established a stock option plan for our non-executive board members. The plan provides for the granting of five-year options to purchase our stock at 100% of fair market value at the date of grant. Under the plan, each non-executive director receives options to acquire 5,000 shares upon becoming a board member and 5,000 shares at the beginning of each year thereafter while serving as a director. For joining the Board at a point partially within a year, the stock option award is pro rated.

In March 2007, the Board of Directors of the Company increased the annual cash compensation, effective for 2007, for each independent director from $6,000 per year to $12,000 per year, and increased the annual stock option grant, effective for 2008, for each independent director from 5,000 shares per year to 5,000 shares plus an additional 1,000 shares for each year of service on the Board, up to a maximum of 10,000 shares per year.

The following table shows 2007 compensation of our independent directors. Employee directors do not receive compensation for their service on the Board of Directors:

	Fees Earned or	Stock	Option Awards ($)	Non-Equity Incentive Plan
Name	Paid in Cash ($)	Awards	(1)	Compensation	Total ($)
Timothy Ashman	12,000	-	22,600	-	34,600
Robert B. Fagenson	12,000	-	22,600	-	34,600
Ira A. Greenstein	12,000	-	22,600	-	34,600
Alan E. Harrison	12,000	-	22,600	-	34,600

(1)
Represents the accounting expense recognized by the Company in fiscal year 2007 related to stock option awards. Because the options fully vested during the year of grant, this column also represents the aggregate grant date fair value for each director. The assumptions used to calculate the accounting expense recognized in fiscal year 2007 for these stock options is set forth in Note 7 to the Company’s consolidated audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007. The aggregate number of option awards outstanding at fiscal year-end appears below in the “Outstanding Director Equity Awards at Fiscal Year-End” table.

OUTSTANDING DIRECTOR EQUITY AWARDS AT FISCAL YEAR-END

The following table shows the outstanding equity awards of our independent directors as of December 31, 2007:

Name	Number of Securities Underlying Unexercised Options	Number of Securities Underlying Unexercised Options	Option Exercise Price	Option Expiration Date	Number of Shares of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
	(#)	(#)	($)		(#)	($)
	Exercisable	Un-exercisable

Timothy Ashman	5,000	-	$4.35	01/04/2009	-	-
	5,000	-	7.14	01/02/2010	-	-
	5,000	-	12.65	01/02/2011	-	-
	5,000	5,000	11.10	01/02/2012	-	-

Robert B. Fagenson	5,000	-	6.00	09/24/2009	-	-
	2,500	-	7.14	01/02/2010	-	-
	5,000	-	12.65	01/02/2011	-	-
	5,000	5,000	11.10	01/02/2012	-	-

Ira A. Greenstein	5,000	-	6.00	09/24/2009	-	-
	2,500	-	7.14	01/02/2010	-	-
	5,000	-	12.65	01/02/2011	-	-
	5,000	5,000	11.10	01/02/2012	-	-

Alan E. Harrison	5,000	-	2.20	05/01/2009	-	-
	3,750	-	4.35	01/04/2009	-	-
	5,000	-	7.14	01/02/2010	-	-
	5,000	-	12.65	01/02/2011	-	-
	5,000	5,000	11.10	01/02/2012	-

Board of Directors and Committees

The Board of Directors has determined that each of Messrs. Ashman, Fagenson, Greenstein and Harrison is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide).

The Board of Directors held eight meetings in fiscal 2007. In fiscal 2007, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of meetings held by all committees of the Board of Directors during the period in which each such director served on such committee.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the directors constituting the Board of Directors at the time of the 2006 annual meeting of stockholders attended the 2007 annual meeting of stockholders, except Mr. Greenstein.

Audit Committee

The Audit Committee is comprised of Mr. Ashman, Mr. Harrison and Mr. Greenstein, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm, overseeing the accounting and financial reporting process of the Company, and reviewing related person transactions. Each of the members of this Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary. Mr. Ashman serves as Chairman of the Audit Committee and, as determined by our Board of Directors, qualifies as a “financial expert” as defined in Item 407 under Regulation S-K of the Securities Act of 1933. The Audit Committee held nine meetings during fiscal 2006.

Compensation and Management Resources Committee

The Compensation and Management Resources Committee consists of Mr. Fagenson, Mr. Greenstein and Mr. Harrison, and is responsible for, among other things, (a) reviewing all compensation arrangements for the executive officers of the Company and (b) administering the Company’s stock option plans. Each of the members of the Compensation and Management Resources Committee is an independent director (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). The Compensation and Management Resource Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary. Mr. Harrison serves as Chairman of the Compensation and Management Resources Committee. The Compensation and Management Resources Committee held four meetings during fiscal 2007.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee consists of Mr. Greenstein and Mr. Harrison, both of whom are independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). he Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles. The Nominating and Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary. Mr. Harrison serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee held four meetings during fiscal 2007.

Code of Ethics

A copy of the Code of Ethics for our employees and management, including our Chief Financial Officer and Chief Executive Officer, is available on the Investors/Corporate Governance section of our web site, www.documentsecurity.com.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors/Charters section of our web site, www.documentsecurity.com. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Corporate Governance Committee Charter. The Committee is willing to consider candidates recommended by stockholders pursuant to its policies. In identifying and evaluating nominees for director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, Document Security Systems, Inc., Nominating and Corporate Governance Committee, 28 East Main Street, Suite 1525 Rochester, New York 14614, not later than (i) with respect to an election to be held at the 2008 annual meeting of stockholders, February 3, 2008; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: Document Security Systems Board of Directors, Attention: Robert Fagenson, Chairman of the Board, Document Security Systems, Inc, 28 East Main Street, Suite 1525 Rochester, New York 14614. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

Other than as otherwise disclosed herein, no current member of the Compensation and Management Resources Committee is now an officer or an employee of the Company or any of its subsidiaries or has any other relationship required to be disclosed pursuant to Item 407(e)(4) under Regulation S-K. See Transactions with Related Persons.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee is comprised of three independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide). The Audit Committee operates under a written charter adopted by the Board of Directors on January 5, 2004, which can be found in the Corporate Governance section of our web site, www.documentsecurity.com, and is also available in print to any stockholder upon request to the Corporate Secretary.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2007, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and the independent registered public accounting firm the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with the independent registered public accounting firm the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and the independent registered public accounting firm such other matters as required to be discussed with the Audit Committee under Professional Standards, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with the independent registered public accounting firm their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by the independent registered public accounting firm.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007, be filed with the Securities and Exchange Commission.

Timothy Ashman, Audit Committee Chairman
Alan E. Harrison
Ira A. Greenstein

EXECUTIVE OFFICERS

The persons who are serving as executive officers of the Company as of March 17, 2008 are Patrick White, Chief Executive Officer, and Peter Ettinger, President. Philip Jones, Vice President of Finance and Treasurer, acts as the Company’s principal financial officer and is, therefore, a “Named Executive Officer.”

EXECUTIVE COMPENSATION

COMPENSATION AND MANAGEMENT RESOURCES COMMITTEE REPORT

The Compensation and Management Resources Committee has reviewed and discussed the following Compensation Discussion and Analysis with management and, based on such review and discussion, the Compensation and Management Resources Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

The Compensation and Management Resources Committee:

Alan E. Harrison, Chairman
Robert B. Fagenson
Ira A. Greenstein

COMPENSATION DISCUSSION & ANALYSIS

This compensation discussion and analysis describes the material elements of compensation paid to our executive officers identified in the Summary Compensation Table below as our named executive officers for the fiscal year ending December 31, 2007.

The Compensation and Management Resources Committee of our board of directors oversees our executive compensation program. Thus, the Compensation and Management Resources Committee annually reviews and approves, or recommends for approval, all compensation decisions relating to our executive officers.

Compensation Philosophy and Objectives

We seek to offer competitive compensation opportunities for all employees based on employee’s contribution and personal performance. We are committed to providing a fair executive compensation program to help us attract, motivate and retain highly qualified executives. Our compensation policy is designed to provide total compensation that is competitive with comparable work and comparable corporate performance. In addition to providing competitive compensation packages, we also seek to achieve a balance of the compensation paid to a particular individual and the compensation paid to our other executives and employees. Moreover, our executive officers are rewarded based upon an assessment of corporate, business group and individual performance. Corporate performance and business group performance are evaluated by reviewing the extent to which business goals are met, including such factors as achievement of operating budgets and timely accomplishment of strategic objectives. Individual performance is evaluated by reviewing the individual’s contributions to the Company’s success and the accomplishment of specified individual objectives.

Elements of 2007 Compensation

The primary element of executive compensation is base salary. The annual salary is determined on the basis of each executive officer’s responsibility, the general salary practices of companies with which the Company competes and each officer’s individual qualification and experience. The Company provides named executive officers, like its other employees, a base salary in order to compensate them for the services that they provide to the Company over the course of the year. The Company attempts to meet competitive salary norms for a company of its size and to reward exceptional performance and increased levels of responsibility through annual salary increases.

Base salaries are typically evaluated annually and, subject to Employment Agreements, adjusted from their base level from year to year based upon the executives’ performance, level of responsibility and other factors relating to individual performance. In determining whether the executive goals have been achieved, the Compensation and Management Resources Committee considers numerous factors, including the following: the Company’s performance as measured by earnings; Adjusted EBITDA, revenues; market share; technologies developed, and total assets. Although the Compensation and Management Resources Committee measures the performance and increases in compensation in light of these factors, no direct correlation exists between any specific criteria and an employee’s compensation, nor in its analysis, does the Compensation and Management Resources Committee attribute a particular weight to any specific criteria. A subjective determination is made after review of all relevant information, including the above.

When appropriate, bonuses generally are based on actual corporate and individual performance compared to and various subjective performance criteria. Subjective performance criteria include the Company’s near-term and long-term financial results and outlook, an executive’s ability to motivate others, develop the skills necessary to grow as we mature as a company, recognize and pursue new business opportunities and initiate programs to enhance our growth and success. The Compensation and Management Resources Committee does not rely on a formula that assigns a pre-determined value to each of the criteria, but instead evaluates an executive officer’s contribution in light of all criteria. Our named executive officers did not earn any bonus in 2007.

Compensation for executive officers may also include the long-term incentives afforded by stock options and restricted stock awards. The purpose of stock options and restricted stock awards is designed to align the long-term interests of our employees and our stockholders and assist in the retention of executives. The size of stock-based awards is generally intended to reflect the executive’s position with us and his or her contributions to us, including his or her success in achieving the individual performance criteria described above and his or her contributions to our corporate goals.

Because of the direct relationship between the value of an option and the market price of our common stock, the Compensation and Management Resources Committee believes that granting stock options is an effective method of motivating executive officers to manage the Company in a manner that is consistent with the interests of our Company and our stockholders. However, because of the evolution of regulatory, tax and accounting treatment of equity incentive programs, and because it is important to us to retain our executive officers and key employees, the Compensation and Management Resources Committee realizes that it is important that the company utilize other forms of equity awards as and when we may deem it necessary.

Finally, while we believe it is important for our executives to have an equity stake in our company in order to help align their interests with those of our stockholders, we do not currently have any equity ownership guidelines for our executive officers.

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth the compensation earned by our named executive officers, or NEOs, for services rendered to us for the years ended December 31, 2006 and 2007.

Name and Principal Position	Year	Salary	Bonus	Stock Awards	Option Awards	All Other Compen-sation	Total
		($)	($)	($)	($)	($)	($)
				(3)	(3)	(1)
Patrick White,
Chief Executive Officer	2007	199,650	-	-		17,664	217,314
	2006	181,500	-	-		23,391	204,891

Peter Ettinger (2)
President	2007	176,538	-	179,500	81,280	8,082	445,400
	2006	85,000	25,500	89,748	81,280	1,700	283,228

Philip Jones
Vice President of Finance
and Treasurer	2007	112,461	-	-	45,750	4,488	162,699
	2006	97,923	-	-		3,917	101,840

(1)	The All Other Compensation column represents the value perquisites for 401(k) matching contributions, automobile expense and club dues.

(2)	Peter Ettinger was hired by the Company and named President on June 26, 2006.

(3)
The Stock Awards and Option Awards columns include the dollar amount of compensation expense we recognized for the years ended December 31, 2006 and 2007 in accordance with FAS 123R. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the NEOs. Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements included in our annual report on Form 10-K.

Employment Agreements

Effective June 10, 2004, we entered into an employment agreement with Patrick White, who serves as our Chief Executive Officer. The agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The agreement is for a term of five years, with an annual base salary of $150,000, with automatic increases at the rate of not less than 10% per year. Under the agreement, Mr. White also was granted 30,000 stock options, which are now fully vested. In the event that Mr. White is terminated without cause or his duties are materially changed without his consent or there is a change of control of the Company, he will be entitled to 18 months salary. The agreement also provides for non-competition and non-disclosure by Mr. White in favor of the Company.

On June 26, 2006, we entered into an Employment Agreement with Peter Ettinger, who serves as our President. The agreement was negotiated and approved by the Compensation and Management Resources Committee of the Board of Directors. The agreement is for a term of three years, with an annual base salary of $170,000, with increases at the discretion of the Company’s Chief Executive Officer or Board of Directors. Under the agreement, Mr. Ettinger also was granted 50,000 shares of restricted common stock that was scheduled to vest equally in three annual installments. The agreement also provides for non-competition and non-disclosure by Mr. Ettinger in favor of the Company.

2007 Grants of Plan-Based Awards

The following grants of plan-based awards table provides information about stock and option awards and equity incentive plan awards granted to our NEO’s during the year ended December 31, 2007.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards:	All Other Option Awards:	Exercise or Base	Grant Date Fair Value of Stock and
Name	Grant Date	Threshold ($)	Target ($)	Maximum($)	Number of Shares of Stock	Number of Shares Underlying Options	Price of Option Awards ($/Sh)	Option Awards ($)
					(#)	(#)
Patrick White	-	-	-	-	-	-	-	-

Peter Ettinger	-	-	-	-	-	-	-	-

Philip Jones	5/3/2007	-	-	-	-	25,000	12.50	137,250
	5/3/2007	-	-	-	25,000			312,500

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the equity awards we have made to our Named Executive Officers, which are outstanding as of December 31, 2007:

	Number of	Number of
	Securities	Securities			Number of		Market Value of
	Underlying	Underlying	Option	Option	Shares of Stock		Shares or Units of
	Unexercised	Unexercised	Exercise	Expiration	That Have Not		Stock That Have
Name	Options	Options	Price	Date	Vested		Not Vested
	(#)	(#)	($)		(#)		($)
	Exercisable	Un-exercisable

Patrick White	30,000	-	7.25	6/10/2009	-		-

Peter Ettinger	40,000	-	10.19	12/9/2011	-		-
					33,334	(1)	216,338
					250,000	(3)	1,622,500

Philip Jones	30,000	-	8.38	7/14/2010	-		-
	-	25,000(2)	12.50	5/2/2012	-		-
					25,000	(3)	162,250
(1)	Vests ratably on 06/26/2008 and 6/26/2009.

(2)	Vests ratably on 05/3/2008 and 05/3/2009.

(3)	Vests only upon a change in control of the Company or certain other material events to the Company.

2007 Option Exercises and Stock Vested Table

	Option Awards (1)		Stock Awards (1)
	Number of Shares Acquired on Exercise	Value Realized On Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting
Name	(#)	($)	(#)	($)
Patrick White	—	—	—	—
Peter Ettinger	—	—	16,667	179,500
Philip Jones	—	—	—	—

(1)
The Option Awards and Stock Awards columns include the dollar amount of compensation expense the Company recognized for the year ended December 31, 2007 in accordance with FAS 123R. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the NEOs. Assumptions used in the calculation of these amounts are included in Note 7 to our audited financial statements included in our annual report on Form 10-K.

Pension Benefits and Deferred Compensation Plans

The Company does not provide pension benefits or deferred compensation plans.

Potential Payments upon Termination or Change-in-Control

The table below reflects the amount of compensation payable to each of the Named Executives in the event of a change in control or possible change in control under the Employment Agreements, as further described in the Compensation Discussion and Analysis section of this Proxy Statement.

	Change in Control	Severance
Name	($)	($)
Patrick White	299,475	299,475
Peter Ettinger	3,125,000	359,007
Philip Jones	312,500	-

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information as of December 31, 2007 with respect to our equity compensation plans.

Plan Category	Restricted stock to be issued upon vesting	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance (under equity compensation Plans (excluding securities reflected in column (a & b))

Equity compensation plans approved by security holders
2004 Employee Stock Option Plan	513,323	617,500	9.83	54,177
2004 Non-Executive Director Plan		78,750	8.78	21,250
Equity compensation plans not approved by security holders
Contractual warrant grants for services		211,760	10.12	-

Total	513,323	908,010	9.80	75,427

PROPOSAL 2-- AMENDMENTS TO THE DOCUMENT SECURITY SYSTEMS 2004 EMPLOYEE STOCK OPTION PLAN

     We are asking for your approval of amendments to the Document Security Systems 2004 Employee Stock Option Plan, (as amended and restated, the “Amended 2004 Employee Plan”), that will increase the shares available for award under the Amended 2004 Employee Plan by 500,000. The Company’s Board of Directors adopted the Amended 2004 Employee Plan on June 20, 2007, subject to stockholder approval, and directed that it be submitted to stockholders for approval at the 2008 annual stockholders meeting.

The Board of Directors believes the proposed amendment is necessary to provide the Company with sufficient reserve of shares of Common Stock for future awards needed to attract and retain the services of key employees, directors and consultants to the Company essential to the Company’s long-term success. Approval of the Amended 2004 Employee Plan will also ensure that one of the conditions necessary to securing tax deduction for compensation paid under the Amended 2004 Employee Plan is met. Section 162(m) of the Code imposes a limit on the tax deductibility by a company of compensation in excess of $1,000,000 in any year paid to a person whose compensation is required to be disclosed in the Summary Compensation Table. The limit does not apply to performance-based compensation, such as compensation received from the exercise of stock options, if certain conditions, including stockholder approval, are met.

A full copy of the Amended 2004 Employee Plan is attached hereto as Exhibit A and has been filed with the Securities and Exchange Commission with this Proxy Statement.

New Plan Benefits

The Company cannot now determine the number of stock options and restricted stock awards to be granted in the future under the Amended 2004 Employee Plan.

Vote Required to Approve the Amended 2004 Employee Plan

      The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the Amended 2004 Employee Plan. If stockholders do not approve the Amended 2004 Employee Plan, grants will not be made under that plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
AMENDED 2004 EMPLOYEE PLAN AS DESCRIBED ABOVE.

PROPOSAL 3-AMENDMENTS TO DOCUMENT SECURITY SYSTEMS 2004 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

  We are asking for your approval of amendment to the Document Security Systems 2004 Non-Executive Director Stock Option Plan, (as amended and restated, the “Amended 2004 Non-Executive Director Plan”), that will (i) increase the shares available for award under the Amended 2004 Non-Executive Director Plan by 100,000 and (ii) increase the number of stock options awarded to non-employee directors each year. The Company’s Board of Directors adopted the Amended 2004 Employee Plan on March 18, 2008, subject to stockholder approval, and directed that it be submitted to stockholders for approval at the 2008 annual stockholders meeting.

The Board of Directors believes the proposed amendment is necessary to provide the Company with sufficient resources needed to attract and retain the services of non-executive directors essential to the Company’s long-term success. Approval will also ensure that one of the conditions necessary to securing tax deduction for compensation paid under the Amended 2004 Non-Executive Director Plan is met. Section 162(m) of the Code imposes a limit on the tax deductibility by a company of certain compensation in excess of $1,000,000 in any year paid to a person whose compensation is required to be disclosed in the Summary Compensation Table.

A full copy of the Amended 2004 Non-Executive Director Plan is attached hereto as Exhibit B and has been filed with the Securities and Exchange Commission with this Proxy Statement.

New Plan Benefits

The Company cannot now determine the number of stock options and restricted stock awards to be granted in the future under the Amended 2004 Non-Executive Director Plan.

Vote Required to Approve the Amended 2004 Non-Executive Director Plan

      The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for approval of the Amended 2004 Non-Executive Director Plan. If stockholders do not approve the Amended 2004 Non-Executive Director Plan, grants will not be made under that plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE
AMENDED 2004 NON-EXECUTIVE DIRECTOR PLAN AS DESCRIBED ABOVE.

PROPOSAL NO. 4 —
RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for fiscal 2008.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2008 annual stockholders meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

A representative of Freed Maxick & Battaglia, CPAs, PC is expected to be present at the 2008 annual stockholders meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

Audit fees consist of fees for professional services rendered for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, including the audit of internal controls required by Section 404 of the Sarbanes-Oxley Act of 2002, and the review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and for services that are normally provided by the auditor in connection with statutory and regulatory filings or engagements. The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for audit services for the fiscal years ended December 31, 2007 and 2006 were $260,000 and $125,000, respectively (2007 includes fees for the audit of internal controls over financial reporting).

Audit Related Fees

The aggregate fees billed for other related services (registration statement consents) by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2007 and 2006 were $5,100 and $21,285, respectively.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for tax compliance, tax advice and tax planning during the years ended December 31, 2007 and 2006 were $17,650 and $9,350, respectively.

All Other Fees

The aggregate fees billed for professional services rendered by our principal accountant, Freed Maxick & Battaglia, CPAs, PC, for due diligence related services during the years ended December 31, 2007 and 2006 were $0 and $0, respectively.

Audit Committee

Our Audit Committee, approved, in advance, all work performed by our principal accountant, Freed Maxick & Battaglia, CPAs, PC.

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for ratification of the appointment of Freed Maxick & Battaglia, CPAs, PC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-K for fiscal year ended December 31, 2007 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

All proposals of security holders intended to be presented at the 2009 annual meeting of stockholders must be received by the Company not later than December 11, 2008. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal. Stockholders must submit such proposals in writing to Document Security Systems, Inc., Attention: Robert Fagenson, Chairman of the Board, at 28 East Main Street, Rochester, New York, 14614.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (585) 325-3610, or send a written request to Investor Relations, Document Security Systems, Inc., 28 East Main Street, Suite 1525, Rochester, New York 14614. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the proxy statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to mark, sign and send in their proxies without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR FISCAL 2007 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO INVESTOR RELATIONS, DOCUMENT SECURITY SYSTEMS, INC., 28 EAST MAIN STREET, SUITE 1525, ROCHESTER, NEW YORK 14614.

By Order of the Board of Directors

Robert Fagenson
Chairman of the Board

Rochester, New York
April 3, 2008

DOCUMENT SECURITY SYSTEMS, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 1, 2008
PROXY

The undersigned hereby appoints Patrick White and David Wicker and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of DOCUMENT SECURITY SYSTEMS, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on May 1, 2008 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

 I Election of Directors

Set forth below are the names of nominees who will be elected to serve until the next annual meeting of shareholders.

FOR all Nominees listed below (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed below

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

☐	Patrick White	☐	Peter Ettinger	☐	David Wicker

☐	Timothy Ashman	☐	Robert B. Fagenson	☐	Ira A. Greenstein	☐	Alan E. Harrison

     II. Proposal to Adopt an Amendment to the 2004 Employee Stock Option Plan that will, among other things, increase the shares available for award under 2004 Employee Stock Option Plan by 500,000.

 ☐ For             ☐  Against          ☐  Abstain

     III. Proposal to Adopt an Amendment to the 2004 Non-Executive Director Stock Option Plan that will, among other things, (i) increase the shares available for award under 2004 Non-Executive Director Stock Option Plan by 100,000 and (ii) increase the number of stock options awarded to non-employee directors each year.

 ☐ For             ☐  Against          ☐  Abstain

 IV Proposal to Ratify the appointment of Freed Maxick & Battaglia, CPAs, PC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

 ☐ For             ☐  Against          ☐  Abstain

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SEVEN DIRECTORS and (ii) THE RATIFICATION OF THE APPOINTMENT OF FREED MAXICK & BATTAGLIA, CPAs, PC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

Dated: ______________________, 2008

_______________________________
Signature

_______________________________
Print Name

(Please date and sign exactly as accounts.
Each joint owner should sign. Executors,
administrators, trustees, etc. should also
so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.

EXHIBIT A

DOCUMENT SECURITY SYSTEMS, INC.
2004 EMPLOYEE STOCK OPTION PLAN

Amended and Restated as of June 20, 2007

1. Purpose. The purpose of the 2004 Employee Stock Option Plan (the “2004 Plan”) is to advance the interests of DOCUMENTS SECURITY SYSTEMS, INC., a New York corporation (the “Company”), by strengthening the Company’s ability to attract and retain in its employ or as consultants people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.

Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company’s common stock, $.02 par value (“Common Stock”) and / or restricted shares of Common Stock upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Internal Revenue Code as amended from time to time and the rules and regulations of the Internal Revenue Service (“ISOs”) or options which will not so qualify (“Non-ISOs”). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISOs and Non-ISOs.

2. Amount and Source of Stock. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 1,700,000 shares of Common Stock (the “Shares”), subject to adjustment as provided in Paragraph 11. The Shares may be reserved or made available from the Company’s authorized and unissued Common Stock or from Common Stock reacquired and held in the Company’s treasury. In the event that any option or award of restricted stock granted hereunder shall terminate prior to its exercise in full, for any reason, including, without limitation, an option exchange pursuant to Paragraph 13 hereof, or in the event any Shares issued upon the exercise of an option granted hereunder shall be reacquired by the Company as provided in Paragraph 14 hereof, then the Shares subject to the option so exercised or the Shares so reacquired or Shares of restricted stock shall be added to the Shares otherwise available for issuance under the Plan.

3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the “Board”), or if so designated by resolution of the Board, by a committee selected by the Board (the “Committee”), and to be composed of not less than two members to be appointed from time to time by such Board. References to the Board shall include the Committee, if so delegated, with respect to administration of the Plan.

The Board shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options may be granted under the Plan, to determine whether each option will be an ISO or Non-ISO, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Board shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options or restricted stock granted under the Plan, (ii) expands the class of individuals eligible to receive options or restricted stock under the Plan, (iii) increases the period during which options or restricted stock may be granted or the permissible term of options under the Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under any option. The date of which the Board adopts resolutions granting an option or shares of restricted stock to a specified individual shall constitute the date of grant of such option or shares of restricted stock (the “Date of Grant”); provided, however, that if the grant of an option or shares of restricted stock is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board shall complete the necessary corporate action constituting the grant of said option and / or shares of restricted stock.

4. (a) Eligibility. Officers, employees and consultants of the Company or subsidiaries of the Company (collectively, “Employees”) shall be eligible to receive options and restricted stock hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to: (i) any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 425(d) of the Internal Revenue Code of 1954, as amended (the “Code”), securities of the Company possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a “Ten Percent Shareholder”), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a) or (ii) consultants. For purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner.

(b) Notwithstanding anything to the contrary herein, the Board shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422A of the Code.

5. (a) Option Price; Maximum Grant; Vesting. The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board in good faith. The Board shall consider the fair market value to be closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc. or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISOs, granted hereunder shall be determined by the Board, which determination shall be made in the Board’s sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.

(b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000.

(c) The Board may adopt a vesting schedule as it may determine in connection with any option or shares of restricted stock granted under the Plan; provided, however, in no event shall an option designated an ISO vest more than $l00,000 in any one year, determined at the time of grant.

6. (a) Term of Option; Granting of Options and Restricted Stock. Subject to the provisions of the Plan, the Board shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder five (5) years, from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 8 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

(b) The grant of options and / or restricted stock by the Board shall be effective as of the date on which the Board shall authorize the granting of such option and / or restricted stock; provided, however, that no option or restricted stock granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement or restricted stock agreement, as applicable, with the Company which shall set forth the terms and conditions of such granting of option or restricted stock. Each such agreement shall expressly incorporate by reference the provisions of this Plan.

7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail, by overnight delivery or by hand, or by any other delivery method acceptable to the Secretary, to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) shares of Common Stock having a fair market value equal to the aggregate option price; or (iv) a combination of these methods of payment, including a cashless exercise procedure as approved by the Company; provided, however, that in the case of an Incentive Stock Option, the medium of payment shall be determined at the time of grant and set forth in the applicable option agreement. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

8. Stock Appreciation Rights and Other Option Provisions. The form of option agreement and the form of restricted stock agreement authorized by the Plan may contain such other provisions as the Board may, from time to time, determine. Without limiting the foregoing, at the discretion of the Board, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company’s obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Board in its discretion. Stock appreciation rights may, in the discretion of the Board, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

9. Exercise and Cancellation of Options and Restricted Stock Upon Termination of Employment or Death. Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee, the option of such holder shall terminate upon the date which is the earlier of (i) three months after such termination of employment or consultancy or (ii) the expiration date of such option. If the termination of employment is due to retirement (as defined by the Board in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder’s retirement. If the termination of employment or consultancy is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an Employee; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment or consultancy with the Company or any subsidiary of the Company. If the termination of employment or consultancy is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder’s death. For all purposes of the Plan, an approved leave of absence as determined by the Board (for an ISO as defined under the Code or Regulations) shall not constitute interruption or termination of employment or consultancy. Notwithstanding anything to the contrary herein, if the employment or consultancy of an Employee is for “cause” as determined in good faith by the Board, then all options held by such terminated Employee shall be deemed cancelled and terminated in full on the date of termination. For purposes hereof, the term “cause” shall mean any of the following: (i) a violation of an Company policy regarding insider trading or other violations related to the state or federal securities laws or regulations; (ii) any act of fraud or dishonesty related to the Employee’s employment or consultancy; (iii) a violation of any Company policy or federal or state law or regulation related to sexual or racial or age discrimination or sexual or racial harassment; or (iv) conviction by the court of law of a felony, whether or not related to the Employee’s employment.

Nothing contained herein or in any option agreement or restricted stock agreement shall be construed to confer on any option holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogate from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to lay off or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.

10. Non-transferability of Options and Restricted Stock. No option or shares of restricted stock granted under the Plan shall be sold, pledged, assigned or transferred in any manner except by the grantee thereof and to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

11. (a) Adjustments Upon Changes in Capitalization. If the outstanding Common Stock are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Common Stock as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company’s stockholders consisting of property other than Common Stock and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board, with the determination thereof being conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement or restricted stock agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

(b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

(c)  In the event of a Change in Control (as defined below), each award which is at the time outstanding under the 2004 Plan automatically shall become fully vested and exercisable and, in the case of an award of Restricted Stock, shall be released from any restrictions on transfer and repurchase or forfeiture rights, immediately prior to the specified effective date of such Change in Control. For purposes of this Section 11(c), “Change in Control” means a change in ownership or control of the Company effected through either of the following: any “person,” as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (A) the Company, (B) any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or (C) any corporation or other entity owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of common stock), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or any of its affiliates other than in connection with the acquisition by the Company or its affiliates of a business) representing 25% or more of the combined voting power of the Company’s then outstanding voting securities.

12. (a) General Restrictions. No option granted hereunder shall be exercisable if the Board shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Board in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

(b) The Board may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

13. (a) Restrictions on Transfers of Shares; Repurchase by the Company. Without the prior written consent of the Company, the individual exercising an option hereunder shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares acquired upon the exercise of options hereunder or any interest in any such Shares, other than pursuant to a cashless exercise, prior to seven (7) months following the date of such exercise. In the event that during the first six (6) months of such period the option holder shall, for any reason (other than death), cease to be an Employee , then forthwith upon the occurrence of such event, the Company shall have the right for the duration of such seven month period to repurchase from the option holder, and upon the exercise of such right, the option holder shall be required to sell to the Company, all such Shares owned by him which are then subject to restriction under this subparagraph 13(a) for a price equal to the aggregate exercise price paid for such Shares. The Company may exercise its right to repurchase Shares by mailing a notice of exercise to the option holder prior to the expiration of the Company’s repurchase right. In the event the Company repurchases such Shares, the certificate or certificates evidencing such Shares shall forthwith be delivered to the Company against receipt from the Company of full payment of the foregoing exercise price therefor.

(b) The certificate or certificates delivered to individuals who exercise options hereunder to evidence shares acquired upon any exercise of an option (as provided in Paragraph 7 hereof) shall bear, in addition to any restrictive legend required by subparagraph 12(b) hereof, a legend summarizing the restrictions set forth in subparagraph (a) of this Paragraph 13.

(c) In the event of the death of an option holder, all restrictions set forth in subparagraph (a) and provided for in subparagraph (b) of this paragraph shall terminate forthwith with respect to any and all Shares owned by such holder at the date of his death, but neither the termination of such restrictions upon the death of the holder nor any lapse of restrictions upon the expiration of any period specified in subparagraph 13(a) hereof shall affect the obligations of the holder (or his executor or administrator) to comply with the requirements of subparagraph 12(b) in connection with any sale or other disposition of any such shares.

(d) Anything in the Plan to the contrary notwithstanding, the Board shall have the power, in its discretion, to lessen or eliminate the period of time during which the transfer of a holder’s Shares is restricted under, and/or to eliminate or modify in the holder’s favor the Company’s right to repurchase shares pursuant to, this Paragraph 13, whether before or after any option is granted or exercised hereunder.

14. Exchange of Options. The Board shall have the right to grant options or restricted stock hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate or forfeit all or a portion of another option or options or shares of restricted stock previously granted under the Plan. The Shares of restricted stock and the Shares that had been issuable pursuant to the exercise of the option terminated in such an exchange shall, upon such termination, again become available for issuance under the Plan.

15. Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option or shares of restricted stock, materially and adversely affect his rights under such option or restricted stock.

 16. Submission for Shareholder Approval. The Plan was submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New York Business Corporation Law as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval were not be exercisable until such approval was obtained.

17. Governing Law. The terms and conditions of this Plan and all options and restricted stock granted hereunder shall be governed by the laws of the State of New York.

EXHIBIT B

DOCUMENT SECURITY SYSTEMS, INC.
2004 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

Amended and Restated as of March 18, 2008

1.       PURPOSE

      The purpose of the 2004 Non-Executive Director Stock Option Plan (the “2004 Non-Executive Director Plan”) is to provide a means by which (i) each member of the Board of Directors of DOCUMENT SECURITY SYSTEMS, INC., a New York corporation (the “Company”), who is not otherwise a full-time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a “Non-Executive Director”) and (ii) each person appointed as a member of any Advisory Board established or maintained by the Company or the Board of Directors of the Company who is not otherwise an employee of the Company or any subsidiary of the Company or an Outside Director (each such person being hereinafter referred to as an “Advisor”) will be provided a means by which such person can be awarded options to purchase Common Stock, $.02 par value per share, of the Company (“Common Stock”) or restricted shares of Common Stock. The Company, by means of the 2004 Non-Executive Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors and as Advisors, and to provide incentives for such persons to exert maximum efforts for the long-term success of the Company.

2.       ADMINISTRATION

      (a)      The 2004 Non-Executive Director Plan shall be administered by a committee of the Board of Directors of the Company (the “Committee”) which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the 2004 Non-Executive Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

      (b)      Grant of options under the 2004 Non-Executive Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the 2004 Non-Executive Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the 2004 Non-Executive Director Plan. A majority of the Committee’s members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.      SHARES SUBJECT TO THE PLAN

      There shall be reserved for issuance under the 2004 Non-Executive Director Plan an aggregate of 200,000 shares of Common Stock that may be acquired pursuant to options granted under the 2004 Non-Executive Director Plan or that may be issued as restricted shares of Common Stock under the Plan.

      The Common Stock subject to the 2004 Non-Executive Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any option or shares of restricted stock shall expire, terminate or be forfeited for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for granting under the 2004 Non-Executive Director Plan.

4.       ELIGIBILITY

      Options and restricted stock shall be granted pursuant to the 2004 Non-Executive Director Plan only to (a) Non-Executive Directors and (b) Advisors. Non-Executive Directors shall not be entitled to receive additional Options or additional shares of restricted stock under this Plan for concurrently serving as Advisors.

5.       NON-DISCRETIONARY GRANTS

(a)      Grants to Outside Directors

      (i) Commencing on January 2, 2004, an Option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors (or if the director joined within one year prior to January 5, 2004, the initial grant shall be retroactive to the date of joining the Board)

(ii) Between January 2, 2004 and December 31, 2007, an Option to purchase 5,000 shares of Common Stock shall be granted to each Non-Executive Director on January 2nd of each year; provided that any Non-Executive Director who has not served as a director for an entire year prior to January 2nd of such year shall receive an option to purchase a pro rata number of shares of Common Stock determined as follows:

Date of Membership	Options Granted

October 1 through January 2	1,250
July 1 through September 30	2,500
April 1 through June 30	3,750
January 3 through March 31	5,000

(iii) On and after January 31, 2008, an Option to purchase such number of shares of Common Stock equal to (x) 5,000 plus (y) 1,000 times such number of full years the applicable director has served as a Non-Executive Director, but in no event shall such aggregate number of shares of Common Stock exceed 10,000, shall be granted to each Non-Executive Director on January 2nd of each year; provided that any Non-Executive Director who has not served as a director for an entire year prior to January 2nd of such year shall receive an option to purchase a pro rata number of shares of Common Stock determined as follows:

Date of Membership	Options Granted

October 1 through January 2	1,250
July 1 through September 30	2,500
April 1 through June 30	3,750
January 3 through March 31	5,000

Notwithstanding the foregoing, the grant of options to Non-Executive Directors serving on the Board of directors prior to January 5, 2004 is hereby approved in accordance with the foregoing.

(b)      Grants to Advisors

      Commencing on January 5, 2004, an option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Advisor on January 2nd of each year thereafter provided such individual has continually served as an Advisor for the 12-month period immediately preceding the date of the grant.

6.       OPTION PROVISIONS

      Each option shall be evidenced by a written agreement (“Stock Option Agreement”) and shall contain the following terms and conditions:

      (a)      The term of each option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date (“Expiration Date”) five years from the date of grant. The term of each option may terminate sooner than such Expiration Date if the optionee’s service as a Non-Executive Director or Advisor terminates for any reason or for no reason. In the event of such termination of service the option shall terminate (i) for Non-Executive Directors, on the earlier of the Expiration Date or the date seven (7) months following the date of termination of service as a director and (ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee’s death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee’s death. In any and all circumstances, an option may be exercised following termination of the optionee’s service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services in accordance with the provisions of Subsection 7(e) of the 2004 Non-Executive Director Plan.

      (b)      The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. “Fair Market Value” of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS”), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market ("Nasdaq”), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

      (c)      The optionee may elect to make payment of the exercise price under one of the following alternatives:

(i)      Payment of the exercise price per share in cash at the time of exercise; or

      (ii)      Payment by delivery of shares of Common Stock of the Company already owned by the optionee prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

      (iii)      Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above, including a cashless exercise.

      (d)      An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

      (e)      Each option granted hereunder shall become exercisable commencing on a date which is one year from the date of grant; provided, however, in the event that the Director’s services are terminated for any reason except cause or death, including, without limitation, failure to be re-elected by the Company’s shareholders or resignation by the Director as part of a plan of merger or acquisition which has been approved by the Board of Directors, then all options held by such Director shall become immediately exercisable and shall terminate on a date which is three months from the date of termination.

      (f)      All options granted under the 2004 Non-Executive Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

7.       ACCELERATION OF OPTIONS

      Notwithstanding any contrary installment period with respect to any option and unless the Board of Directors determine otherwise, each outstanding option granted under the 2004 Non-Executive Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board of Directors (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any Common Stock (or securities convertible into the Company’s Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company’s Securities); or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company’s stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the 2004 Non-Executive Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 7 as the Board of Directors deems appropriate to ensure that the penalty provisions of Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

8.       RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR ADVISOR

      Nothing contained in the 2004 Non-Executive Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause. Nothing contained in the 2004 Non-Executive Director Plan shall be construed as an agreement to employ any Director as an employee of the Company.

9.       NONALIENATION OF BENEFITS

      No right or benefit under the 2004 Non-Executive Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

10.       ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

      The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation, change in par value and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the 2004 Non-Executive Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

11.      TERMINATION AND AMENDMENT

      Unless the 2004 Non-Executive Director Plan shall theretofore have been terminated as hereinafter provided, no grant of options or restricted stock may be made under the 2004 Non-Executive Director Plan after a date which is ten years from the date of adoption of the 2004 Non-Executive Director Plan by the Board of Directors. The Board may at any time amend, alter, suspend or terminate the 2004 Non-Executive Director Plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the 2004 Non-Executive Director Plan; (ii) extend the term of the 2004 Non-Executive Director Plan; (iii) materially increase the requirements as to eligibility for participation in the 2004 Non-Executive Director Plan; or (iv) materially increase the benefits accruing to participants under the 2004 Non-Executive Director Plan. No termination, modification or amendment of the 2004 Non-Executive Director Plan or any outstanding Stock Option Agreement or Restricted Stock Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

12.      EFFECTIVENESS OF THE 2004 NON-EXECUTIVE DIRECTOR PLAN

     The 2004 Non-Executive Director Plan became effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the 2004 Non-Executive Director Plan prior to such approval were expressly subject to the condition that the 2004 Non-Executive Director Plan shall have been so approved.

13.       GOVERNMENT AND OTHER REGULATIONS

      The obligation of the Company with respect to options shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

      It is the Company’s intent that the 2004 Non-Executive Director Plan comply in all respects with Rule 16b-3 of the Securities and Exchange Act (as amended from time to time), Section 422 of the Internal Revenue Code and any regulations promulgated thereunder. If any provision of the 2004 Non-Executive Director Plan is later found not to be in compliance with said laws and regulations, the provisions shall be deemed null and void. In addition, the Board of Directors is hereby granted the explicit authority to amend or modify the 2004 Non-Executive Director Plan to comply with changes or modifications to any relevant rule or regulation of the Internal Revenue Service or Securities and Exchange Commission which may or has an effect upon the provisions of the 2004 Non-Executive Director Plan.

14.       GOVERNING LAW

The 2004 Non-Executive Director Plan shall be governed by, and construed in accordance with, the laws of the State of New York.